                                                                    Exhibit 10.5

                         SECURITY AGREEMENT - ALL ASSETS

         This SECURITY AGREEMENT - ALL ASSETS (this "AGREEMENT") is made as of March 12, 2003, by and between ARIAD GENE THERAPEUTICS, INC., a Delaware Corporation (the "BORROWER") and CITIZENS BANK OF MASSACHUSETTS, a Massachusetts Bank (the "LENDER").

         All capitalized terms not defined herein but defined in the Credit Agreement, dated of even date herewith (as the same may be amended, modified, supplemented, extended or restated, from time to time, the "CREDIT AGREEMENT") by and among the Borrower, ARIAD PHARMACEUTICALS, INC., a Delaware corporation and ARIAD CORPORATION, a Delaware corporation (the "CO-BORROWERS"), and the Lender, shall have the meanings given to such terms in the Credit Agreement.

                             Preliminary Statements:

         WHEREAS, the Borrower and the Co-Borrowers have requested that the Lender enter into the Credit Agreement and to make certain Loans to or for the benefit of the Borrower and Co-Borrowers, as provided for therein; and

         WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement and to the obligation of the Lender to make such Loans that the Borrower enter into this Agreement;

         NOW, THEREFORE, in order to induce the Lender to enter into the Credit Agreement and to make such Loans to or for the benefit of the Borrower and the Co-Borrowers, and in consideration thereof and in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower hereby agrees with the Lender as follows:

SECTION 1.        DEFINITIONS; USE OF TERMS.

         1.1 Definitions. As used in this Agreement, the following terms shall have the meanings given to such terms in the Uniform Commercial Code in effect in The Commonwealth of Massachusetts on the date hereof: "COMMERCIAL TORT CLAIMS," "DEPOSIT ACCOUNTS," "DOCUMENTS," "FARM PRODUCTS," "FIXTURES," "GOODS," "HEALTH-CARE-INSURANCE RECEIVABLES," "INSTRUMENTS," "PAYMENT INTANGIBLE," "SOFTWARE," "STATE" and "SUPPORTING OBLIGATIONS." The following terms shall have the meanings given to such terms as set forth below:

                  "ACCOUNTS": all "accounts" as that term is defined in the UCC, and to the extent not included in such definition, shall also mean and include any right to payment of a monetary obligation, whether or not earned by performance, (a) for property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of, (b) for services rendered or to be rendered, (c) for a policy of insurance issued or to be issued, (d) for a secondary obligation incurred or to be incurred,
         (e) for energy provided or to be provided, (f) for the use or hire of a vessel under a charter or other contract, (g) arising out of the use of a credit or charge card or information contained on or for use with the card, or (h) as winnings in a lottery or other game of change operated or sponsored by a State,

                                                                    Exhibit 10.5

         governmental unit of a State, or person licensed or authorized to operate the game by a State or governmental unit of a State (including without limitation, (i) all Health-Care-Insurance Receivables and other accounts receivable, and (ii) all debts, and other forms of obligations or indebtedness whether now owned or hereafter acquired).

                  "CAPITAL STOCK": any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership or membership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

                  "CHATTEL PAPER": all "chattel paper" as that term is defined in the UCC, and to the extent not included in such definition, shall also mean and include any record that evidences both a monetary obligation and a security interest in specific Goods, any security interest in specific Goods and Software used in the Goods, any security interest in specific Goods and license of Software used in the Goods, any lease of specific Goods, or any lease of specific Goods and license of Software used in the Goods (including without limitation, all electronic chattel paper (as defined in the UCC) and all tangible chattel paper (as defined in the UCC)).

                  "CONTRACT": with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof, including, without limitation, (a) all rights of the Borrower to receive moneys due and to become due to it thereunder or in connection therewith, (b) all rights of the Borrower to damages arising out of, or for, breach or default in respect thereof and (c) all rights of the Borrower to perform and to exercise all remedies thereunder.

                  "EQUIPMENT": all "equipment" as that term is defined in the UCC, and to the extent not included in such definition, shall also mean and include all machinery, furniture and motor vehicles.

                  "GENERAL INTANGIBLES": all "general intangibles" as that term is defined in the UCC, and to the extent not included in such definition, shall also mean and include any Payment Intangibles, Software, franchise agreements or rights to know-how, any trade secrets, product or service development ideas and designs, advertising commercials, renderings, strategies and plans, blueprints, architectural drawings, site location, personnel and franchisee information, proprietary information, contracts with distributors, and any similar items, all interest rate, foreign currency or similar agreements and general intangibles attributable to the Capital Stock of each Subsidiary, provided however, such definition shall not include any Intellectual Property.

                  "GOVERNMENTAL AUTHORITY": any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "INTELLECTUAL PROPERTY": means (a) any and all Copyrights, (b) any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held; (c) any and all

                                                                    Exhibit 10.5

         Patents; (d) any and all Trademarks; (e) any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above; (f) any and all licenses or other rights to use any of the Copyrights, Patents, or Trademarks and all license fees and royalties arising from such use to the extent permitted by such license or rights; (g) any and all amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks, or Patents; (h) any and all proprietary biological materials, including without limitation, cell lines, DNA, RNA, plasmids, and vectors; (i) any and all licenses granting the Borrower the right to use any Copyrights, Patents, Trademarks, trade secrets, computer software, or biological materials of third parties; and (j) any and all proceeds and products of the foregoing, including without limitation, all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

                  "INVENTORY": all "inventory" as that term is defined in the UCC, and to the extent not included in such definition, shall also mean and include all raw materials and other materials and supplies, work-in-process and finished goods and any products made or processed therefrom and all substances, if any, commingled therewith or added thereto.

                  "INVESTMENT PROPERTY": all "investment property", as that term is defined in the UCC, and to the extent not included in such definition, shall also mean and include all stock (with the exception of stock in any Domestic Subsidiary), bonds, debentures, securities, treasury bills, certificates of deposit, mutual or money market fund shares, bills, notes (including, without limitation, all Pledged Notes), evidences of indebtedness or other obligations issued by any Person (including, without limitation, federal government of the United States or any agency thereof), whether in registered, bearer or other form, and whether certificated or uncertificated, in book-entry or other form.

                  "ISSUERS": (a) the Persons identified in Section 4 of the Master Disclosure Schedule attached hereto as the issuers of the Pledged Notes and (b) any other issuer of any Investment Property.

                  "LIEN": any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any capitalized lease having substantially the same economic effect as any of the foregoing).

                  "MASTER DISCLOSURE SCHEDULE": the Master Disclosure Schedule attached hereto and incorporated herein by reference.

                  "PLEDGED NOTES": all promissory notes listed in Section 3 of the Master Disclosure Schedule attached hereto, and, if requested by the Lender, any other promissory note issued to or held by the Borrower (other than promissory notes issued in

                                                                    Exhibit 10.5

         connection with extensions of trade credit by the Borrower in the ordinary course of business).

                  "PROCEEDS": all "proceeds," as that term is defined in the UCC, and to the extent not included in such definition, shall also mean and include (a) any and all proceeds of any insurance, indemnity, warranty, guaranty or letter of credit payable to the Borrower, from time to time with respect to any of the Collateral, (b) all payments (in any form whatsoever) paid or payable to the Borrower from time to time in connection with any taking of all or any part of the Collateral by any Governmental Authority or any Person acting under color of Governmental Authority, (c) all judgments in favor of the Borrower in respect of the Collateral, (d) all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto and (e) all other amounts from time to time paid or payable or received or receivable under or in connection with any of the Collateral.

                  "SECURITIES ACT": the Securities Act of 1933, as amended from time to time.

                  "SUBSIDIARY": means any corporation or other entity of which a majority of the outstanding ownership interests entitled to vote for the election of directors or other governing body (otherwise than as the result of a default) is owned by Borrower directly or indirectly through Subsidiaries.

                  "UCC": the Uniform Commercial Code as from time to time in effect in The Commonwealth of Massachusetts; provided, however, that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, then the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy.

         1.2 Use of Terms; Exhibits and Schedules. The use of the singular of terms which are defined in the plural shall mean and refer to any one of them; and pronouns used herein shall be deemed to include the singular and the plural and all genders. The use of the connective "or" is not intended to be exclusive; the term "may not" is intended to be prohibitive and not permissive; use of "includes" and "including" is intended to be interpreted as expansive and amplifying and not as limiting in any way. All exhibits and schedules to this Agreement are incorporated herein.

SECTION 2.        GRANT OF SECURITY INTEREST.

         As security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, the Borrower hereby grants and otherwise pledges to the Lender a continuing security interest in all of the present and future rights, title and interests of the Borrower in and to the following property, and each item thereof, all whether now or hereafter existing, or owned or acquired by the Borrower, or now or hereafter arising or due or to become due, wherever such property may be located, together with all

                                                                    Exhibit 10.5

substitutions for, replacements of, additions to, accessions to, and products, Proceeds and records of any and all of the following (collectively, the "COLLATERAL"):

                  (a)      all Accounts;

                  (b)      all Inventory;

                  (c)      all Equipment;

                  (d)      all Fixtures;

                  (e)      all Contracts;

                  (f)      all Chattel Paper;

                  (g)      all Documents;

                  (h)      all Instruments;

                  (i)      all Investment Property;

                  (j)      all Deposit Accounts;

                  (k)      all General Intangibles;

                  (l)      all Supporting Obligations;

                  (m)      all Commercial Tort Claims; and

                  (n) all other items of tangible and intangible personal property of any and every kind and description which are not otherwise described herein, excluding Intellectual Property and Capital Stock in a Domestic Subsidiary.

SECTION 3.        GENERAL REPRESENTATIONS AND WARRANTIES.

         The Borrower hereby represents and warrants as follows:

         3.1 Power and Authority. The Borrower has the power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the Lien on the Collateral pursuant to, this Agreement and has taken all necessary actions to authorize its execution, delivery and performance of, and grant of the Lien on the Collateral pursuant to, this Agreement.

         3.2 Master Disclosure Schedule. All of the information contained in the Master Disclosure Schedule attached hereto is true, correct and complete.

         3.3      Name; Chief Executive Office.

                                                                    Exhibit 10.5

                  (a) The name of the Borrower set forth in the first paragraph of this Agreement is the true, correct and complete legal name of the Borrower, and the Borrower has not done business under, or used, any other name, except as otherwise described in Section 1.2 of the Master Disclosure Schedule attached hereto.

                  (b) The chief executive office and principal place of business of the Borrower is located at the address listed in Section
         2.1 of the Master Disclosure Schedule attached hereto.

                  (c) All of the Inventory and Equipment of the Borrower (other than mobile vehicles) is kept at the locations listed in Section
         2.2 of the Master Disclosure Schedule attached hereto.

         3.4 Title; No Other Liens. Except for (a) the Lien granted to the Lender pursuant to this Agreement and (b) the Permitted Liens, the Borrower owns each item of the Collateral free and clear of any and all Liens or claims of others. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as may have been filed in favor of the Lender, pursuant to this Agreement or as may be permitted pursuant to the Credit Agreement.

         3.5 Perfected Liens. Upon the completion of filing of financing statements at the Delaware Secretary of State, the Liens granted by the Borrower pursuant to this Agreement will constitute perfected Liens on the Collateral (other than the Pledged Notes) in which a security interest may be perfected by the filing of financing statements pursuant to Article 9 of the Uniform Commercial Code as in effect in each relevant jurisdiction in favor of the Lender which are enforceable as such against all creditors of and purchasers from the Borrower, except in each case as enforceability is affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether involved in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

         3.6 Accounts, etc. No amount payable to the Borrower under or in connection with any Account, Contract or License, or any Investment Property, Deposit Accounts or General Intangibles, in excess of Twenty Thousand and 00/100 Dollars ($20,000.00) is evidenced by any Instrument or Chattel Paper which has not been delivered to the Lender. The amount represented by the Borrower to the Lender from time to time as owing by each account debtor or by all account debtors in respect of the Accounts will at such time be the correct amount actually owing by such account debtor or debtors thereunder in all material respects, subject to adjustments in the ordinary course of business.

         3.7 Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

         3.8      Investment Property.

                  (a) To the best knowledge of the Borrower, each of the Pledged Notes pledged by the Borrower hereunder constitutes a valid and legally enforceable obligation of the other obligor in respect thereof or parties thereto, enforceable in accordance with

                                                                    Exhibit 10.5

         its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

                  (b) The Borrower is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except for the Lien created by this Agreement and Permitted Liens.

SECTION 4.        GENERAL COVENANTS.

         The Borrower hereby covenants and agrees as follows:

         4.1 Changes in Name and Locations. The Borrower will not (a) change its name, identity, organizational structure, jurisdiction of organization, chief executive office or place where its business records are kept, (b) move any tangible Collateral to a location other than those set forth in the Master Disclosure Schedule attached hereto, or (c) merge into or consolidate with any other entity, unless in each case it shall have given the Lender at least thirty (30) days prior written notice thereof and all filings and other actions to maintain the perfection of the security interest granted hereby shall have been made.

         4.2 Maintenance of Records. The Borrower will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Accounts, Contracts and Licenses. The Borrower will, upon request of the Lender, mark its books and records pertaining to the Collateral to evidence this Agreement and the security interests granted hereby.

         4.3 Right of Inspection. Lender may inspect the property and records of the Borrower in accordance with Section 5.6 of the Credit Agreement.

         4.4 Payment of Taxes and Other Amounts. The Borrower will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral which have a reasonable likelihood of adverse determination, except that no such charge need be paid if (a) the validity or amount thereof is being contested in good faith,
(b) such contest does not involve any material danger of the sale, forfeiture or loss of any material portion of the Collateral or any interest therein and (c) such charge is adequately reserved against the Borrower's books in accordance with GAAP or if the failure to pay such charge would not have a Material Adverse Effect.

         4.5 Maintenance and Use of Properties. The Borrower will safeguard, protect and preserve the Collateral for the benefit of the Lender, will keep the Collateral free from any Lien (other than the Permitted Liens and Liens in favor of the Lender), will keep all tangible property constituting part of the Collateral in good working order and repair, will preserve all beneficial contract rights, will take commercially reasonable steps to collect all Accounts, and will not waste or destroy the Collateral or any part thereof; and the Borrower will, consistent with good business practices, otherwise preserve, maintain and protect its rights and keep its properties and

                                                                    Exhibit 10.5

assets in good repair, working order and condition, and capable of identification, and make (or cause to be made) all needful and proper repairs or renewals, additions and improvements thereto and replacements thereof, and shall use its assets only in the ordinary course of business and in compliance with all applicable law.

         4.6 Notices and Reports Pertaining to Collateral. The Borrower will (a) promptly notify the Lender of any Lien (except for Liens in favor of the Lender and Permitted Liens) asserted against the Collateral and of any information received by the Borrower relating to the Collateral (including the Accounts, the account debtors or other persons obligated in connection therewith) that may in any way materially adversely affect the value of the Collateral or the rights and remedies of the Lender with respect thereto; (b) promptly notify the Lender when it obtains knowledge of actual or threatened bankruptcy or other insolvency proceeding of any material account debtor or issuer of Securities; (c) notify the Lender of any return or adjustment, rejection, repossession, or loss or damage of or to merchandise represented by Accounts or constituting Inventory if material in amount and of any credit, adjustment or dispute arising in connection with the goods or services represented by Accounts or constituting Inventory if material in amount; and (d) notify the Lender of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or, with respect to any material portion of the Collateral, on the Liens created hereunder.

         The Borrower authorizes the Lender to destroy all invoices, delivery receipts, reports and other types of documents (other than documents constituting Collateral) and records submitted to the Lender in connection with the transactions contemplated herein at any time subsequent to twelve (12) months from the time such items are delivered to the Lender.

         4.7 Liens on Collateral. The Borrower will defend the Collateral against, and will take such other action as is necessary to remove, any Lien or claim on or to the Collateral, other than the Liens created hereby and the Permitted Liens, and will defend the right, title and interest of the Lender in and to any of the Collateral against the claims and demands of all Persons whomsoever.

         4.8      Maintenance of Insurance.

                  (a) The Borrower will maintain insurance, at all times, with financially sound and reputable companies as are reasonably satisfactory to the Lender, in such amounts and against such risks as are customarily insured against by businesses operating in a similar line of business in a similar area, and consistent with sound business practice, in no event less than the lesser of (i) the full insurable replacement cost value of all of the Borrower's tangible personal property (and, in any case, the amount necessary to avoid any coinsurance or contributions by the Borrower) or (ii) the total aggregate outstanding principal indebtedness owing by the Borrower to the Lender, including casualty insurance covering the Collateral and other property of the Borrower against the hazards of fire, flood, sprinkler leakage, burglary, theft, pilferage, loss in transit, those hazards covered by extended coverage, and such other coverages as the Lender may reasonably require, all such insurance to be in such form, for such periods and with such companies as shall be reasonably acceptable to the Lender. All premiums thereon shall be paid by the Borrower and if the Borrower fails to do so, the Lender may at its option (but without

                                                                    Exhibit 10.5

         obligation) procure such insurance and charge the cost to the Borrower's account, provided, however, that any such payment by the Lender shall not constitute satisfaction of the Borrower's obligations with respect to payment hereunder, or a waiver by the Lender of any Event of Default with respect to such non-payment.

                  (b) All such insurance policies shall provide, in form and substance satisfactory to the Lender, that: (i) any loss thereunder shall be payable to the Lender as loss payee (first to the Lender and then to the Borrower, as their interests may appear); (ii) any such payment to the Lender shall be made by an instrument to the Lender alone and not to the Borrower and the Lender jointly; and (iii) no cancellation or modification of such policy shall be effective without at least thirty (30) days prior written notice to the Lender. If any insurance losses are paid by check, draft or other instrument payable to the Borrower and the Lender jointly, the Lender may endorse the Borrower's name thereon and do such other things as the Lender may deem advisable to reduce the same to cash. All loss recoveries received by the Lender upon any such insurance shall be applied to the Obligations, whether or not matured, in such order as the Lender in its sole discretion may determine. Any surplus shall be paid by the Lender to the Borrower or applied as may be otherwise required by law.

                  (c) Certificates of insurance of, and upon request of the Lender, the original policies of, all such casualty insurance policies and endorsements thereto, shall be delivered to the Lender; and, upon request, satisfactory evidence of general liability, products liability, workers' compensation and other insurance coverage, in form and substance satisfactory to the Lender, shall be furnished to the Lender, in each case within three (3) business days of each Lender's request therefor. The Borrower shall advise the Lender of each claim made by the Borrower under any policy of insurance which covers the Collateral and will permit the Lender, at the Lender's option in each instance, to participate in the adjustment of each such claim.

         4.9 Maintenance of Perfected Liens; Further Documentation. At any time and from time to time, upon the written request of the Lender, and at the sole expense of the Borrower, the Borrower will promptly and duly execute and deliver such further instruments and documents and take such further action as the Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted (including, without limitation, (a) obtaining governmental and other third party consents and approvals, including without limitation any consent of any licensor or lessor; (b) obtaining waivers from mortgagees and landlords; and (c) in the case of Investment Property, and any other relevant Collateral, taken action necessary to enable the Lender to obtain "control" (within the meaning of the applicable Uniform Commercial Code) with respect thereto). The Borrower also hereby authorizes the Lender to file (after written notice to the Borrower) any such financing or continuation statement without the signature of the Borrower to the extent permitted by applicable law, provided, however, that any failure to give any such notice shall not affect the validity or effectiveness of any such filing. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

         4.10 Costs and Expenses. Except as otherwise provided in the Credit Agreement, the Borrower agrees to pay (a) the reasonable costs of producing and reproducing this Agreement,

                                                                    Exhibit 10.5

the other Financing Documents and the other agreements and instruments mentioned herein, (b) any taxes (including any interest and penalties in respect thereto) payable by the Lender (other than taxes based upon the Lender's net income) on or with respect to the transactions contemplated by this Agreement (the Borrower hereby agreeing to indemnify the Lender with respect thereto), (c) the reasonable fees, expenses and disbursements of outside counsel to the Lender incurred in connection with the preparation, administration or interpretation of the Financing Documents and other instruments mentioned herein, and amendments, modifications, approvals, consents or waivers hereto or hereunder, (d) all reasonable out-of-pocket expenses (including without limitation reasonable attorneys' fees and costs of outside legal counsel, and reasonable consulting, accounting, appraisal, investment banking and similar professional fees and charges) incurred by the Lender in connection with (i) the enforcement of or preservation of rights under any of the Financing Documents against the Borrower or the administration thereof after demand is made by the Lender to the Borrower for payment in full of the Obligations and (ii) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to the Lender's relationship with the Borrower and (e) all reasonable fees, expenses and disbursements of the Lender incurred in connection with UCC searches, UCC filings or mortgage recordings. The covenants contained in this subsection shall survive payment or satisfaction in full of all other Obligations

         4.11 Negative Pledge on Intellectual Property. The Borrower shall not create, incur, assume or suffer to exist any Lien upon the Intellectual Property of the Borrower whether now owned or hereafter acquired, except for encumbrances which may be deemed to arise from licensing, sublicensing or other sharing arrangements permitted under subsection 6.7(d) of the Credit Agreement.

SECTION 5.        SPECIFIC COVENANTS REGARDING CERTAIN COLLATERAL.

         The Borrower hereby covenants and agrees as follows:

         5.1      Accounts.

                  (a) Collection on Accounts and Proceeds. The Borrower shall enforce, compromise and collect amounts owing on its Accounts; provided, however, the right of the Borrower hereunder to enforce, compromise and collect amounts owing on such Accounts may at the option of the Lender be terminated upon the occurrence and during the continuance of any Event of Default. If any Accounts of the Borrower are at any time evidenced by promissory notes, trade acceptances or other Instruments for the payment of money, the Borrower will promptly deliver the same to the Lender appropriately endorsed to the Lender's order and, regardless of dishonor, protest, notice of protest and all other notices with respect thereto. After an Event of Default has occurred and is continuing and the Borrower has received notice thereof from the Lender, any Proceeds collected by the Borrower (whether consisting of checks, notes, drafts, bills of exchange, money orders, commercial paper of any kind whatsoever, or other documents received in payment of any Account or in payment for any Inventory or otherwise), shall be promptly turned over by the Borrower to the Lender, in precisely the form received, except for its endorsement when required, and until so turned over, shall be deemed to be held in trust

                                                                    Exhibit 10.5

         by the Borrower for and as the Lender's property, and shall be held separately from the Borrower's other funds.

                  (b) Limitations on Discounts and Compromises of Accounts. Other than in the ordinary course of business as generally conducted by the Borrower over a period of time, the Borrower will not compromise, compound or settle the Accounts for less than the full amount thereof, or release, wholly or partially, any Person liable for the payment thereof, except in each case as permitted under the Credit Agreement.

                  (c) Notice to Account Debtors. At any time after the occurrence and during the continuance of an Event of Default, the Borrower shall, at the request of the Lender, notify its account debtors, and the Lender itself may notify such account debtors directly, of the security interest of the Lender in any Account and that payment thereof is to be made directly to the Lender. At any time after the occurrence and during the continuance of an Event of Default, the Lender may communicate with account debtors to verify with them to its satisfaction the existence, amount and terms of any Account.

                  (d) Information on Accounts. The Borrower shall furnish to the Lender from time to time, and upon request, a list and description of all Accounts created or acquired by the Borrower, together with copies of shipping or delivery receipts for all goods and services sold or otherwise provided, and any other information or documents which the Lender reasonably may request from time to time related to the Borrower's Accounts.

         5.2      Inventory.

                  (a) Pricing, Credit Terms and Accounts. So long as no Event of Default has occurred and is continuing, the Borrower may sell items of Inventory: (a) for cash in amounts not less than the Borrower's published, usual or customary prices, less only usual and customary discounts for volume sales or prompt payment; or (b) on credit terms usual and customary in the business conducted by the Borrower, at prices which conform to the above terms, and under such circumstances as give rise to Accounts subject to this Agreement.

                  (b) Notice to Landlords, Warehousemen and Agents. If any Inventory is in the possession or control of any landlords, warehousemen or agents, the Borrower shall notify them of the Lender's security interest therein, and at the Lender's request, instruct them to hold the same for the Lender's account and subject to the Lender's instructions. The Lender shall enjoy all of the rights and remedies of a secured party in the Inventory and shall be subrogated to all guaranties and security now or which may in the future be held by the Borrower. The Lender shall not be liable in any manner for exercising or refusing or failing to exercise any such rights.

         5.3 Contracts with Governmental Authorities. None of the account debtors or other Persons obligated on any of the Collateral is a Governmental Authority covered by the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral.

                                                                    Exhibit 10.5

         5.4 Chattel Paper. Unless an Event of Default shall have occurred and be continuing, the Borrower shall be entitled to retain possession of all Collateral consisting of Chattel Paper, and shall hold all such Chattel Paper in trust for the Lender. If the Lender has made demand for payment in full of the Obligations, then upon the request of the Lender, such Chattel Paper shall be immediately delivered to the Lender, to be held as Collateral pursuant to this Agreement. The Borrower shall not permit any other Person (other than a Borrower) to possess any such Collateral at any time.

         5.5 Equipment - Certificates of Title. The Borrower shall deliver to the Lender, upon request, the originals of all certificates of title pertaining to any Equipment for which such certificates are or should be issued under applicable law, together with a duly completed and executed application to add the Lender as a lienholder on each such certificate. The Borrower covenants and agrees that it will promptly deliver to the Lender, upon request, all certificates of title relating to any Equipment hereafter acquired, together with duly completed and executed applications to add the Lender as a lienholder therewith (in form and content satisfactory for filing with the appropriate office), and that the Borrower shall not seek to obtain any certificate of title for any Equipment currently lacking such a certificate, and it shall not attempt to recertify or obtain a new certificate for any Equipment currently evidenced by a certificate of title (whether in The Commonwealth of Massachusetts or any other jurisdiction) without first notifying the Lender, and only if the original of such certificate of title is or will be delivered to the Lender upon issuance thereof and does or will properly name the Lender as first lienholder thereon (subject only to any Permitted Liens), in each case duly perfecting the Lender's security interest granted under this Agreement.

         5.6      Investment Property.

                  (a) If the Borrower shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer or any other Investment Property, the Borrower shall accept the same as the agent of the Lender, hold the same in trust for the Lender and promptly deliver (or cause to be delivered) the same to the Lender in the exact form received, duly indorsed by the Borrower to the Lender, if required, together with an undated stock power covering such certificate duly executed in blank by the Borrower and with, if the Lender so requests, signature guaranteed, to be held by the Lender, subject to the terms hereof, as additional collateral security for the Obligations.

                  (b) Without the prior written consent of the Lender, the Borrower will not (i) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Investment Property or Proceeds thereof (except pursuant to a transaction expressly permitted by the Credit Agreement) or (ii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for the Lien provided for by this Agreement and Permitted Liens.

                                                                    Exhibit 10.5

                  (c) Unless an Event of Default shall have occurred and be continuing, the Borrower shall be permitted to receive all payments made in respect of the Pledged Notes, and to exercise all voting and corporate rights with respect to the Investment Property; provided, however, that the Borrower agrees that it shall not vote in any way that would be inconsistent with or result in any violation of any provision of the Credit Agreement, the Note, the Security Documents or any of the other Financing Documents.

                  (d) If an Event of Default shall occur and be continuing, then (i) the Lender shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Investment Property and make application thereof to the Obligations in such order as the Lender may determine, and (ii) any or all of the Investment Property may be registered in the name of the Lender or its nominee, and, subject to the terms of this Agreement, the Lender or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such Investment Property at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (B) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by the Borrower or the Lender of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Lender may determine), all without liability except to account for property actually received by it, and except for its gross negligence or willful misconduct, but the Lender shall have no duty to the Borrower to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

                  (e) The Borrower hereby authorizes and instructs each Issuer of any Investment Property pledged by the Borrower hereunder to comply with any instruction received by it from the Lender in writing that (i) states that an Event of Default has occurred and is continuing and (ii) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from the Borrower, and the Borrower agrees that each Issuer shall be fully protected in so complying, to the extent such instruction is in compliance with applicable law.

                  (f) The rights of the Lender hereunder shall not be conditioned or contingent upon the pursuit by the Lender of any right or remedy against any other Person which may be or become liable in respect of all or any part of the Obligations or against any collateral security thereof, guarantee therefore or right of offset with respect thereto. The Lender shall not be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall the Lender be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The Lender agrees to release promptly to the Borrower any dividends, cash, securities, instruments and other property paid, payable or otherwise distributed in

                                                                    Exhibit 10.5

         respect of the Collateral which it may receive under subsection 5.6(d) hereof if, prior to the occurrence of an acceleration of any of the Obligations, all Defaults and Events of Default have been waived or are no longer continuing.

SECTION 6.        POWER OF ATTORNEY.

         6.1 Appointment and Powers. The Borrower hereby irrevocably constitutes and appoints the Lender as the Borrower's true and lawful attorney, coupled with an interest, with full power of substitution (in each case at the sole risk, cost and expense of the Borrower but for the benefit of the Lender) to do the following:

                  (a) at any time or times (whether or not an Event of Default has occurred), (i) to file and record without the Borrower's signature, or to sign the Borrower's name to and file and record, financing statements and any other instruments (including applications to name the Lender as lienholder on any motor vehicle or other certificates of title), and (ii) to take such other actions as the Lender may deem necessary in order to perfect or maintain the perfection or priority of the Lender's security interest in the Collateral or any portion thereof; and

                  (b) after an Event of Default has occurred and is continuing, in addition to the actions described above, (i) to protect the Lender's security interest in the Collateral or any portion thereof; (ii) to receive and open the Borrower's mail, remove therefrom and hold or apply any Collateral and dispose of such mail or turn over such mail (other than such Collateral) to the Borrower or any trustee in bankruptcy, receiver, assignee for benefit of creditors or other legal representatives to whom the Lender determines to be the appropriate recipient thereof; (iii) to endorse the name of the Borrower in favor of the Lender upon any and all checks, drafts, notes, money orders, acceptances and other items, Instruments and forms of payment, and to sign and endorse the name of the Borrower on, and receive as secured party, any of the Collateral; (iv) to sign the Borrower's name to any invoices, schedules, freight or express receipts, bills of lading, and other Documents or writings of a similar or different nature, relating to the Collateral; (v) to sign the name of the Borrower on any schedules and assignments of Accounts, and on notices of assignment, financing statements and other public records relating to the Collateral, and on any notice to the Borrower's account debtors for verification of the Accounts; (vi) to prosecute, defend, compromise or release any action relating to the Collateral; (vii) to notify the post office authorities to change the address for delivery of the Borrower's mail to an address designated by the Lender, and to sign change of address forms therefor; (viii) to sign the Borrower's name in proofs of claim in bankruptcies of account debtors, notices of lien, claims = of mechanics liens, or assignments or releases of any Liens securing the Accounts; (ix) to take any such actions as may be necessary to obtain payment of any letter of credit of which the Borrower is a beneficiary; (x) to repair, manufacture, assemble, complete, package, deliver, alter or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any customer of the Borrower; (xi) to notify any Persons of the rights and interests of the Lender, of the applicable Events of Default and of any matter relating to Collateral; (xii) to take any and all other actions (including, without limitation, the right to sue in the name of the Borrower or the Lender to collect upon any and all Collateral and to settle, adjust or

                                                                    Exhibit 10.5

         compromise any and all claims with respect to Collateral including insurance claims) as the Lender shall deem necessary or expedient to convert the Collateral into cash; and (xiii) otherwise to exercise any rights or remedies of the Lender hereunder or under any of the Financing Documents, or otherwise under agreement or applicable law, including the UCC.

                  6.2 Ratification and Indemnification Under Power of Attorney. In connection with all powers of attorney set forth in this Agreement, the Lender shall have full power to exercise such powers as fully and effectually as the Borrower might or could do; the Borrower agrees that the Lender shall not be obligated to exercise any of the powers authorized herein, and shall be free to exercise or refrain from exercising any of such powers at any time or times in its absolute discretion, and, if the Lender elects to exercise any of such powers, it shall not be accountable for more than it actually receives as a result of such exercise of power, and shall not be responsible to the Borrower except for the Lender's negligence, bad faith or willful misconduct; and all powers conferred upon the Lender by this Agreement, being coupled with an interest, shall be irrevocable until such time as all Obligations have been paid (without being subject to or susceptible of recovery by any Person) or performed and the Lender's agreement, if any, to make advances has terminated.

                  6.3 Performance By Lender of Borrower's Obligations. If the Borrower fails to perform or comply with any of its agreements contained herein and the Lender, as provided for by the terms of this Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with any agreement, the expense of the Lender incurred in connection with such performance or compliance, together with interest thereon at the Late Rate, shall be payable by the Borrower to the Lender on demand and shall constitute Obligations secured hereby.

SECTION 7.        REMEDIES.

                  7.1 General Remedies. In addition to and without in any way limiting any other rights and remedies available to the Lender under this Agreement prior to an Event of Default, or any other rights and remedies available to the Lender (whether prior to or after an Event of Default) under any of the other Financing Documents or under applicable law or in equity, upon and during the continuance of an Event of Default:

                  (a) the Lender may decline to honor the credit of the Borrower or may refuse to make further advances to the Borrower;

                  (b) the Lender may collect the Accounts with or without taking possession of the Collateral;

                  (c) the Lender shall be entitled to immediate possession of the Collateral or any portion or portions thereof and may, so far as the Borrower can give authority therefor, enter upon the Borrower's premises to take possession thereof; may require the Borrower to assemble the Collateral and make it available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties; or may require the Borrower to deliver all Records relating to the Collateral to the Lender;

                                                                    Exhibit 10.5

                  (d) the Lender may enter upon, occupy, and use any premises owned or occupied by the Borrower (or by any agent of the Borrower at which Collateral is located), and may exclude the Borrower from such premises or portion thereof as may have been so entered upon, occupied, or used by the Lender; the Lender shall not be required to remove any of the Collateral from any such premises upon the Lender's taking possession thereof, and may render any Collateral unusable to the Borrower; and in no event shall the Lender be liable to the Borrower for use or occupancy by the Lender of any premises pursuant to this Agreement except for claims arising out of the Lender's negligence, bad faith or willful misconduct, nor for any charge (such as wages for the Borrower's employees and utilities) incurred in connection with the Lender's exercise of the Lender's rights and remedies;

                  (e) the Lender may take such steps as it deems necessary to protect the Lender's interest in, and to preserve the Collateral, and the Borrower agrees to cooperate fully with all of the Lender's efforts and to take such actions as the Lender shall direct, all to preserve the Collateral;

                  (f) the Lender shall have the rights and remedies of a secured party under the UCC and other applicable laws, the choice and manner of exercise of any right or remedy being in the Lender's sole discretion; and, pursuant thereto, the Lender shall have the right to foreclose the security interest granted in any Collateral by any available judicial procedure and to take possession of and sell any or all of the Collateral with or without judicial process; the Lender may lease or otherwise dispose of the Collateral, or may sell the Collateral, or any part thereof, at public or private sales, at any time or place (including the Borrower's premises), in one or more sales, at such price or prices, and upon such terms, either for cash, credit or future delivery, as the Lender may elect, and, except as to that part of the Collateral which is perishable or threatens to decline speedily in value, or is of the type customarily sold on a recognized market, the Lender shall give the Borrower reasonable notification of such sale or sales, it being agreed that, in all events, reasonable notification means written notice mailed to the Borrower at least ten
         (10) days prior to each such public sale or at least ten (10) days prior to the date after which any such private sales or other intended dispositions may be made; at any public sale the Lender may (but shall have no obligation to) bid for and become the purchaser of any Collateral; the Borrower hereby waives any and all rights it may have to judicial hearing in advance of the enforcement of any of the Lender's rights hereunder, including the Lender's right to take immediate possession of the Collateral; and the Lender may do any of the foregoing or otherwise deal with the Collateral in its then condition, or following such preparation as the Lender deems advisable, with or without taking possession thereof;

                  (g) the Lender shall have the right to apply to the Obligations any deposits or other sums at any time credited by or due from the Lender to the Borrower; and

                  (h) the Lender may treat any or all of the Financing Documents as being in default and may exercise any rights and remedies thereunder as it shall deem appropriate.

                                                                    Exhibit 10.5

         7.2 No Duty of Preservation; Joint Property. The Lender may at all times proceed directly against the Borrower, or against any other Person responsible for any Obligations, to enforce the payment of the Obligations, and the Lender shall not be required to take any action of any kind to preserve, collect upon or protect the rights of the Lender or of any other Person in any Collateral, except as specifically required by the UCC. Without limiting the generality of the foregoing, the Lender shall not be required to take any action to preserve rights against prior parties in the cases of Instruments or Chattel Paper, and the Lender may co-mingle any items of Collateral with other property and shall not be required to keep any Collateral identifiable. In the event any Collateral, including any Deposit Account, is held in joint or common names, the Lender may deal with such Collateral or any Deposit Account, for all purposes hereunder and under any or all of the Financing Documents, as if belonging to any one, and no more than one, of such joint or common owners.

         7.3 Remedies Not Exclusive. The enumeration of rights and remedies in the Financing Documents is not intended to be exclusive, and they shall be in addition to and not by way of limitation of such others as the Lender may have under the UCC, other applicable law, and any and all other Documents, Instruments, agreements or other writings between or among the Borrower, the Lender or other Persons. The Lender shall, in its sole discretion, determine its choice of rights and remedies and the order in which they shall be exercised, and which Collateral, if any, is to be proceeded against and in which order. The exercise of any right or remedy against the Borrower, any other Person or any or all Collateral shall not preclude the exercise of others or the exercise thereof against the Borrower, any other Persons or any other Collateral, all of which shall be cumulative. No act, failure or delay by the Lender shall constitute a waiver of any of its rights and remedies. No single or partial waiver by the Lender of any provision of the Financing Documents, or of any breach or default thereunder, or of any right or remedy which the Lender may have shall operate as a waiver of any other provision, breach, default, right or remedy or of the same one on a future occasion.

         7.4 Deficiency. The Borrower shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the reasonable fees and disbursements of any attorneys employed by the Lender to collect such deficiency.

         7.5 Requirement of Law. Notwithstanding any provision contained in this Agreement to the contrary, the exercise of remedies or any power of attorney granted hereunder with respect to Collateral is subject to any applicable Requirement of Law of any Governmental Authority. No action will be taken by the Lender hereunder if such action will result in a violation of any applicable Requirement of Law of any Government Authority by the Borrower.

SECTION 8.        MISCELLANEOUS.

         8.1 Survival of Covenants; Binding Effect. All agreements, representations, covenants and warranties made by the Borrower in this Agreement, the other Financing Documents, or in any certificate or other document delivered to the Lender in connection herewith shall survive the termination of this Agreement and survive the execution and delivery of this Agreement, and shall remain in full force and effect until all Obligations to the Lender been paid in full and satisfied, and the security interest, Lien and rights granted to the Lender in

                                                                    Exhibit 10.5

any Collateral and its rights and remedies hereunder and under the other Financing Documents shall continue in full force and effect, notwithstanding the fact that Loans may , from time to time, be in a zero or credit position, until all Obligations have been satisfied. All the terms and provisions of this Agreement and the other Financing Documents shall be binding upon, inure to the benefit of and be enforceable by and against the parties hereto and their respective successors and assigns.

         8.2 Prior Discussions; Amendments in Writing; Counterparts; Filing As Financing Statement. This Agreement and all other Financing Documents incorporate all discussions and negotiations between the Borrower and the Lender, either express or implied, concerning the matters included herein and therein, any custom, usage or other writing to the contrary notwithstanding. No such discussions or negotiations shall limit, modify, or otherwise affect the provisions of the Financing Documents. This Agreement may be amended or modified only in writing signed by the parties hereto, and in the case of the Lender signed by a duly authorized officer thereof. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but such counterparts together shall constitute one and the same instrument. Any proof of this Agreement shall require production of only one such counterpart. A carbon, photographic or other reproduction of this Agreement or of any financing statement executed to perfect the security interest created herein may be filed as a financing statement under the UCC (or under the Uniform Commercial Code in effect in any jurisdiction outside Massachusetts).

         8.3 General Indemnification. The Borrower shall, and does hereby, indemnify and save the Lender harmless from (and agrees to defend the Lender from) any and all liabilities, damages, costs, losses and expenses (including court costs and attorney's reasonable fees of outside counsel and expenses) that the Lender may sustain or incur by reason of, relating to or arising out of the preparation of this Agreement, the defending or protecting of any Collateral or the priority of the Lender's interest therein, or in collecting or enforcing the Obligations, or in enforcing any of the Lender's rights or remedies, or in the prosecution or defense of any action or proceeding concerning any matter growing out of or connected with this Agreement, any of the other Financing Documents, the Obligations, the Collateral, or on account of the Lender's relationship with the Borrower, or any other Person responsible for any of the Obligations (each of which may be defended, compromised, settled or pursued by the Lender with counsel of the Lender's selection, at the expense of the Borrower) except for such claims which have been determined by a court of competent jurisdiction to have arisen out of the Lender's actual bad faith, willful misconduct or gross negligence. The within indemnification shall survive termination of this Agreement. The Borrower's obligations under this subsection constitute part of the Obligations secured by the security interest created by this Agreement.

         8.4 Destruction of Documents; Receipt of Copy. This Agreement and all other Financing Documents may be reproduced by the Lender by any photographic, photostatic, microfilm, or similar process, and the Lender may destroy the original from which any document was so reproduced. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business). The Borrower acknowledges receipt of a true, correct and complete copy or counterpart of this Agreement.

                                                                    Exhibit 10.5

         8.5 Notices. All notices required or permitted hereunder shall be in writing and delivered in accordance with the provisions of the Credit Agreement.

         8.6 Application of Proceeds. Subject to the provisions of the Credit Agreement, the Lender shall apply (or change any application previously made of) the proceeds of any collection, sale or other disposition of the Collateral, or of any other payments received hereunder, toward the Obligations in such order and manner as the Lender, in its sole discretion, shall determine, any statute (the application of which may be waived or modified by agreement), customs or practices to the contrary notwithstanding. The Borrower shall remain liable to the Lender for any deficiency remaining following such application.

         8.7 Severability. If any provision of this Agreement or any of the other Financing Documents, or any portion of such provision, or the application thereof to any Person or circumstance, shall to any extent be prohibited or held invalid or unenforceable, the remainder of this Agreement and the other Financing Documents or the remainder of such provision and the application thereof to other Persons or circumstances (other than those as to which it is prohibited or held invalid or unenforceable) shall not be affected thereby, and each term and provision hereof and of the other Financing Documents shall be valid and enforced to the fullest extent permitted by law. To the extent permitted by law, the parties hereto waive any provision of law which renders any such provision or the application thereof to any Person or circumstance prohibited, invalid or unenforceable in any respect.

         8.8 Headings. Headings appearing in this Agreement are intended for convenience only and do not constitute, and shall not be interpreted to be, a part of this Agreement.

         8.9 WAIVER OF JURY TRIAL. THE BORROWER AND THE LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE OTHER FINANCING DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

         8.10 Governing Law; Jurisdiction. This Agreement and the other Financing Documents are executed and delivered under seal and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts, without giving effect to the conflict of law provisions thereof. Each of the Lender and the Borrower submits itself to the non-exclusive jurisdiction of the courts of The Commonwealth of Massachusetts for all purposes with respect to the Financing Documents and the Borrower's relationship with the Lender.

            [THE REMAINDER OF THIS PAGE IS LEFT INTENTIONALLY BLANK]

                                                                    Exhibit 10.5

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered under their seals as of the date first above written.

WITNESS:                                ARIAD GENE THERAPEUTICS, INC.

      /s/ Andrew Levine                 By:      /s/ Harvey Berger
---------------------------------           ------------------------------------
Name: Andrew Levine                         Name: Harvey J. Berger, M.D.
                                            Title: Chief Executive Officer
                                                  Its duly authorized officer

WITNESS:                                CITIZENS BANK OF MASSACHUSETTS

      /s/ Todd H. Whilton               By:      /s/ Scott Haskell
---------------------------------           ------------------------------------
Name: Todd H. Whilton                       Name:  Scott Haskell
                                            Title: Vice President
                                                  Its duly authorized officer

                                                                    Exhibit 10.5

                          COMMONWEALTH OF MASSACHUSETTS

______________ County, ss.                                       March ___, 2003

         Then personally appeared the above-named _____________________ as __________________ of ARIAD Gene Therapeutics, Inc., and acknowledged the foregoing instrument to be his/her free act and deed and the free act and deed of ARIAD Gene Therapeutics, Inc., before me.

                                        ________________________________________
                                        Notary Public
                                        My commission expires:
                                        [AFFIX NOTARIAL SEAL]

                          COMMONWEALTH OF MASSACHUSETTS

Suffolk County, ss.                                               March 14, 2003

         Then personally appeared the above-named Scott Haskell as Vice President of Citizens Bank, and acknowledged the foregoing instrument to be his free act and deed and the free act and deed of Citizens Bank, before me.

                                               /s/ Todd H. Whilton
                                        ----------------------------------------
                                        Notary Public
                                        My commission expires: 1/30/09
                                        [AFFIX NOTARIAL SEAL]

STATE OF NEW YORK

COUNTY OF NEW YORK, ss.

         On this 12th day of March, 2003, appeared before me the above-named Harvey J. Berger, M.D., Chief Executive Officer of ARIAD Gene Therapeutics, Inc., who proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged the foregoing instrument to be his free act and deed and the free act and deed of ARIAD Therapeutics, Inc.

                                        /s/ Nyisha Shakur
                                        ----------------------------------------
                                        Notary Public
                                        My Commission Expires: May 7, 2006

--------------------------------------------------------------------------------

                         SECURITY AGREEMENT - ALL ASSETS

                                 by and between

                         CITIZENS BANK OF MASSACHUSETTS
                                 (the "LENDER")

                                       and

                          ARIAD GENE THERAPEUTICS, INC.
                                (the "BORROWER")

--------------------------------------------------------------------------------

1.       Name of Borrower.

         1.1. The exact corporate name of the Borrower as it appears on its organizational documents and its taxpayer identification number and its organizations identification number are as follows:

ARIAD Gene Therapeutics, Inc.          Federal Tax Identification No. 04-3216824

         1.2. The following is a list of all other names (including trade names or similar appellations) used by the Borrower or any other business or organization to which the Borrower became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, at any time during the past five (5) years:

         None

         1.3. The following is the state (or jurisdiction) of organization (or formation) of the Borrower:

         Delaware

2.       Locations.

         2.1. The chief executive office and principal place of business of the Borrower is located at the following address:

         26 Landsdowne Street
         Cambridge, Massachusetts 02139

         2.2. The following is a list of all of the other locations in which the Borrower maintains any books or records relating to any of the Collateral consisting of Accounts, Chattel Paper, General Intangibles or mobile goods:

         None

         2.3.     The following are all of the other places of business of the
Borrower:

         None

         2.4. The following are all other locations where any of the Collateral consisting of Inventory or Equipment is located:

         None

3.       The following is a summary of all of the Pledged Notes:

         None